

<ARTICLE> 5
<LEGEND>
This schedule contains summary financial information extracted from the balance sheet of CNL American Properties Fund, Inc. at December 31, 1997, and its statement of income for the year then ended and is qualified in its entirety by reference to the Form 10-K of CNL American Properties Fund, Inc. for the year ended December 31, 1997.
</LEGEND>

<PERIOD-TYPE>                   12-MOS
<FISCAL-YEAR-END>                          DEC-31-1997
<PERIOD-START>                             JAN-01-1997
<PERIOD-END>                               DEC-31-1997
<CASH>                                      49,595,001<F2>
<SECURITIES>                                         0
<RECEIVABLES>                                  735,760
<ALLOWANCES>                                    99,964
<INVENTORY>                                          0
<CURRENT-ASSETS>                                     0<F1>
<PP&E>                                     207,733,851
<DEPRECIATION>                               2,395,665
<TOTAL-ASSETS>                             339,077,762
<CURRENT-LIABILITIES>                                0<F1>
<BONDS>                                              0
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<COMMON>                                       361,930
<OTHER-SE>                                 321,276,171
<TOTAL-LIABILITY-AND-EQUITY>               339,077,762
<SALES>                                              0
<TOTAL-REVENUES>                            19,457,933
<CGS>                                                0
<TOTAL-COSTS>                                3,862,024
<OTHER-EXPENSES>                                     0
<LOSS-PROVISION>                                     0
<INTEREST-EXPENSE>                                   0
<INCOME-PRETAX>                             15,564,456
<INCOME-TAX>                                         0
<INCOME-CONTINUING>                         15,564,456
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                15,564,456
<EPS-PRIMARY>                                     0.66
<EPS-DILUTED>                                        0

<F2>Cash balances includes $2,008,224 of a certificate of deposit as of December
31, 1997.
<F1>Due to the nature of its industry, CNL American Properties Fund, Inc. has an unclassified balance sheet, therefore, no values are shown above for current assets and current liabilities.



